SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2001

TCF Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-10253	41-1591444
(Commission File Number)	(IRS Employer Notification No.)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693
(Address of principal executive offices)

(612) 661-6500
(Registrant's Telephone Number)

Item 9.    Regulation FD Disclosure

                Pursuant to Regulation FD, information is being furnished below with respect to presentations to investors or others that may be made by executive officers of TCF Financial Corporation (the "Company").  This information includes selected financial and operational information through the third quarter of 2001 and does not represent a complete set of financial statements and related footnotes prepared in conformity with generally accepted accounting principles (GAAP).  Most, but not all, of the selected financial information furnished herein is derived from the Company's consolidated financial statements and related footnotes prepared in accordance with GAAP and management's discussion and analysis included in the Company's reports on Forms 10-K and 10-Q.  The Company's annual financial statements are subject to independent audit.  Certain financial information has not been prepared in accordance with GAAP.  Please refer to the glossary of financial terms at the end of these materials for a definition of the basis of presentation of such information.

                The presentation is also available on the Company's website at www.tcfexpress.com.  TCF Financial Corporation's Annual Report to Shareholders and its reports on Forms 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about the Company.

TCF Financial Corporation

The Leader In

Convenience Banking

1.)           Corporate Profile

At September 30, 2001

•         $11.7 billion financial holding company headquartered in Minnesota;  36th largest1 bank in the U.S. based on market cap

•         369 bank branches, including 231 full-service supermarket branches (4th largest in U.S.)

•         1,355 TCF EXPRESS TELLERSM ATMs, 940 off-site

•         1.2 million checking accounts

•         1.2 million TCF Express Cards (12th largest U.S. Visa debit card issuer ranked by sales volume)2

1      Source: Thompson Financial

2      Source: Visa, at June 30, 2001

2.)           Corporate Profile

At September 30, 2001

•         Bank Branches located in six states

Supermarket	231	Colorado	13
Traditional	138	Illinois	176
Total	369	Michigan	56
		Minnesota	86
		Wisconsin	33
		Indiana	5

3.)           Corporate Philosophy

•         TCF competes by offering convenient services (open 7 days a week, 360+ days/year, traditional and supermarket branches, TCF EXPRESS TELLER ATMs, TCF Express Cards, phone banking, Internet banking, etc.)

•         TCF banks everybody, including middle- and lower-income customers

•         TCF is expanding top-line revenue growth through de novo expansion: starting new businesses (i.e. TCF Leasing in 1999), opening new branches and offering new products and services

•         TCF is a secured lender, emphasizing credit quality over asset growth

4.)           Profit Drivers

•         De Novo Expansion
Opened 185 new branches since January 1998, 23 new branches over the past 12 months.  Plan to continue this level of investment in new branches over the next five years.  These new branches provide a conveyor belt of growing profitability.

•         Product Expansion
New products and services over the past five years: TCF Express Cards, self-service coin counting, non-customer check cashing, insurance products, debt waiver, campus banking, leasing, small business banking, etc.  TCF will continue to expand through strategic initiatives, offering additional products and services to its large and growing customer base.

5.)           Profit Drivers

•         Power Assets® and Power Liabilities® Growth
Power Assets® (consumer loans, commercial and commercial real estate loans and leases) and Power Liabilities® (core deposits) are growing at double digit rates, contributing a significantly high percentage of TCF's profits.

•         Stock Buy-Back
Purchased, year-to-date, 3.6 million shares in 2001 at an average cost of $40.31 per share. These purchases contributed to TCF's diluted EPS growth of +17% in year-to-date 2001 and +78% over the past five years.

6.)           Power Assets®

7.)           Commercial Lending +14%*

	12/97	12/98	12/99	12/00	9/01
	($ millions)

Commercial Business	$240.2	$289.1	$351.4	$410.4	$424.1
Commercial Real Estate	$859.9	$811.4	$1,073.5	$1,371.9	$1,543.8

Total	$1,100	$1,101	$1,425	$1,782	$1,968

*  2001 YTD annualized growth rate

8.)           Commercial Loans

At September 30, 2001

  Commercial Real Estate -- $1,544 million

•         26% apartment loans

•         23% office building loans

•         9% hotel loans

  Commercial Business -- $424 million

  Yield 7.54%

  Over-30-day delinquency rate .12%

  2001 net charge-offs .01%; 2000 net recoveries .05%

  CRE location mix: 87% Midwest, 13% Other

  Approximately 98% secured

9.)           Consumer Home Equity Lending +12%*

Loan-to-value	12/97	12/98	12/99	12/00	9/01
	($ millions)

80% or less	N/A	$970.2	$949.0	$988.5	$1,229.0
Over 80-90%	N/A	$453.5	$570.6	$648.2	$698.0
Over 90-100%	N/A	$48.5	$398.9	$486.5	$372.5
Over 100%	N/A	$54.0	$56.5	$45.6	$71.9

Total	$1,520	$1,526	$1,975	$2,169	$2,371

*  2001 YTD annualized growth rate

10.)         Consumer Home Equity Loans

   At September 30, 2001

  Consumer home equity loans and lines of credit 47% variable rate and 53% fixed rate

  69% are closed-end loans, 31% lines of credit

  Yield 8.93%

  Over-30-day delinquency rate .79%

  2001 net charge-offs .15%; 2000 net charge-offs .16%

  Current average loan-to-value 74%

  Average FICO score 695

  Average debt-to-income 33%

11.)         Leasing and Equipment Finance +13%*

	12/97	12/98	12/99	12/00	9/01
	($ millions)

Winthrop	$369	$399	$418	$357	$320
TCF Leasing	$-	$-	$75	$499	$619

Total	$369	$399	$493	$856	$939

*  2001 YTD annualized growth rate

12.)         Leasing and Equipment Finance

   At September 30, 2001

  Winthrop Resources Corporation -- specializing in high-tech equipment; computer, telecommunications and point of sale

  TCF Leasing, Inc. -- equipment finance

•         Transportation -- truck, trailer and specialty vehicles

•         Equipment -- specializing in middle-market financing

  Uninstalled backlog of $143.9 million

  Over-30-day delinquency rate 2.13%

  2001 net charge-offs .76%; 2000 net charge-offs .33%

  No unsecured credit

13.)         Allowance for Loan & Lease Losses

	12/99	12/00	9/01
	($ millions)

Allowance for Loan & Lease Losses	$55.8	$66.7	$73.6
% to Loans	.71%	.78%	.87%

14.)         Net Charge-Offs

	1999	2000	2001*
	($ millions)

Net Charge-Offs	$26.4	$3.9	$7.0
NCOs	.35%	.05%	.11%
Non-Performing Assets/Loans & Leases	.45%	.54%	.62%

*  YTD

15.)         Credit Quality

   At September 30, 2001

  With the change in the loan mix, reserves are up $17.9 million from year-end 1999

  Net charge-offs to average loans and leases .11% (annualized)

  Non-performing assets to loans and leases .62%

  Over-30-day delinquency rate .66%

Commercial	0.12%
Consumer	0.83%
Residential Real Estate	0.43%
Leasing & Equipment Finance	2.13%

16.)         Power Liabilities®

17.)         Retail Distribution Growth

	12/97	12/98	12/99	12/00	9/01

Supermarket Branches (231)	63	160	195	213	231
Traditional Branches (138)	158	151	143	139	138

Total	221	311	338	352	369

Supermarket Branch Openings	15	99	34	22	18
Traditional Branch Openings	4	7	1	3	1

*  Anticipate opening eight more new branches in fourth quarter 2001 and approximately 30 in 2002

18.)         Retail Checking Deposits +15%*

	12/97	12/98	12/99	12/00	9/01
	($ millions)

Supermarket Branches	$138	$272	$354	$475	$573
Traditional Branches	$1,215	$1,340	$1,387	$1,535	$1,661

Total	$1,353	$1,612	$1,741	$2,010	$2,234

Average Rate	0.45%	0.22%	0.21%	0.20%	0.11%

*  2001 YTD annualized growth rate

19.)         Retail Checking Accounts +12%*

	12/97	12/98	12/99	12/00	9/01
	(000s)

Supermarket Branches	144	260	351	428	495
Traditional Branches	628	653	681	703	737

Total	772	913	1,032	1,131	1,232

Average Rate	0.45%	0.22%	0.21%	0.20%	0.11%

*  2001 YTD annualized growth rate

20.)         Fee Revenue Per Retail Checking Account +16%*

	1997	1998	1999	2000	2001 (Annualized)
	($)

Fee Revenue per Retail Checking Account	$124	$143	$168	$190	$208

*  YTD growth rate ('01 vs. '00)

21.)         Supermarket Deposit Growth +15%*

	12/97	12/98	12/99	12/00	9/01
	($ millions)

Deposits	$379	$618	$826	$1,074	$1,196

Average Rate	N/A	2.16%	2.24%	2.73%	1.57%

*  2001 YTD annualized growth rate

22.)         Supermarket Checking Accounts +21%*

	12/97	12/98	12/99	12/00	9/01
	(000s)

Checking Accounts	144	260	351	428	495

*  2001 YTD annualized growth rate

23.)         Supermarket Fee Income Growth +22%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	N/A	$8.8	$17.4	$23.3	$29.6
Second Quarter	N/A	$13.2	$21.6	$28.5	$35.1
Third Quarter	N/A	$14.7	$23.1	$30.0	$35.3
Fourth Quarter	N/A	$16.8	$24.6	$30.2	XX.X

Total	$22	$53	$87	$112	$100

*  YTD growth rate ('01 vs. '00)

24.)         Supermarket Consumer Loans +28%*

	12/97	12/98	12/99	12/00	9/01
	($ millions)

Consumer Loans	$88	$108	$193	$233	$283

*  2001 YTD annualized growth rate

25.)         TCF Express Card Revenue +33%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$0.3	$1.9	$3.5	$6.0	$8.0
Second Quarter	$0.7	$2.7	$4.8	$7.1	$9.3
Third Quarter	$1.1	$3.0	$5.3	$7.5	$10.1
Fourth Quarter	$1.6	$3.5	$5.9	$8.1	X.X

Total	$3.7	$11.1	$19.5	$28.7	$27.4

Cards (000s)	602	774	929	1,057	1,179

*  YTD growth rate ('01 vs. '00)

26.)         TCF Express Card

  12th largest U.S. Visa debit card issuer1

  5.8 million average transactions per month in 3Q01

  31.7% increase in the number of customer purchases2

  12.6% increase in the number of accounts with TCF Express Cards2

  Interchange revenue of $10.1 million in 3Q01, an increase of 35%2

  TCF Express Phone Card increased activation and usage rate on TCF Express Cards

  52 million phone minutes awarded for TCF Express Card usage YTD in 2001; 38.6 million minutes awarded in 2000

1      Source:  Visa, at June 30, 2001;  ranked by sales volume

2      3Q01 vs. 3Q00

27.)         Number of Free Small Business Checking Accounts +16%*

	12/97	12/98	12/99	12/00	9/01
	(000s)

Free Small Business Checking A/Cs	23	39	53	63	71

*  2001 YTD annualized growth rate

28.)         Free Small Business Checking Accounts

   At September 30, 2001

  Relationship banking offering multiple product lines to business owners

  Business loans up to $35,000; home equity loans up to $500,000

  Commercial Insurance -- property coverage, liability, workers compensation, health benefits

  Other services -- payroll services, merchant processing, brokerage accounts

  30,500 activated small business Express Cards

  Over $276 million in checking account deposits

29.)         Campus Banking

   At September 30, 2001

  Alliances formed with:

•         University of Minnesota

•         St. Cloud State University in MN

•         Northern Illinois University - Dekalb

•         Saginaw Valley State University in MI

•         University of Michigan (new in 2001)

  Multi-purpose Campus Card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

  66,300 total checking accounts

  $79.9 million in deposits

30.)         Diluted EPS Growth +17%*

	1997	1998	1999	2000	2001
	($)

First Quarter	$0.40	$0.43	$0.44	$0.51	$0.62
Second Quarter	$0.42	$0.45	$0.49	$0.59	$0.67
Third Quarter	$0.43	$0.42	$0.52	$0.59	$0.69
Fourth Quarter	$0.43	$0.46	$0.55	$0.66	X.XX

Total	$1.69	$1.76	$2.00	$2.35	$1.98

Cash EPS	$1.73	$1.88	$2.10	$2.44	$2.06

*  YTD growth rate ('01 vs. '00)

31.)         Net Income +14%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$33.0	$39.9	$37.3	$40.7	$48.2
Second Quarter	$34.9	$40.2	$41.0	$46.7	$52.0
Third Quarter	$37.2	$36.6	$42.8	$46.7	$52.9
Fourth Quarter	$39.9	$39.5	$45.0	$52.2	XX.X

Total	$145	$156	$166	$186	$153

Cash Net Income	$149	$167	$174	$194	$159

*  YTD growth rate ('01 vs. '00)

32.)         Net Interest Income +9%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$90.1	$109.2	$104.8	$106.8	$113.8
Second Quarter	$92.6	$107.3	$106.7	$110.2	$119.3
Third Quarter	$99.9	$104.6	$106.6	$110.7	$122.4
Fourth Quarter	$111.0	$104.7	$106.1	$110.8	XX.X

Total	$394	$426	$424	$439	$355

*  YTD growth rate ('01 vs. '00)

33.)         Fees and Other Revenues +15%*

	1997	1998	1999	2000	2001
	($ millions)

First Quarter	$39.8	$51.7	$62.4	$71.7	$80.7
Second Quarter	$44.7	$56.9	$67.2	$81.3	$95.7
Third Quarter	$49.0	$64.3	$71.1	$84.1	$95.3
Fourth Quarter	$50.3	$62.7	$73.7	$86.3	XX.X

Total	$184	$236	$274	$323	$272

3.13% of YTD Average Assets

43% of Total Revenues YTD 2001

*  YTD growth rate ('01 vs. '00)

34.)         TCF Growth Strategies

Core	Emerging	Strategic
Business	Business	Initiatives

Traditional	Supermarket	New Card
Branches	Banking	Products

Commercial	Supermarket	Discount
Lending	Consumer	Brokerage
Lending
Consumer		Small
Lending	TCF Express	Business
	Card	Banking
Mortgage
Lending	Leasing &	Debt Waiver
Equipment
TCF EXPRESS	Finance	Insurance
TELLER ATMs		Products
Internet Banking

Campus Banking

35.)         New Businesses

  Discount Brokerage

•         De novo, launched June 2001

•         Cross selling and account growth opportunities

•         Expanded fee income generation

  Debt Waiver

•         Piloted in Colorado and Michigan

•         Another source of fee revenue

  Insurance Products

•         "Future Generations" life insurance product

•         Putnam CollegeAdvantage Plan

36.)         How We Are Doing

Financial

Highlights

37.)         Financial Highlights

($ in millions, except per-share data)

	3Q01	3Q00	Change

Net Interest Income	$122.4	$110.7	11%
Fees & Other Revenues	95.3	84.1	13%
Top-Line Revenue	217.7	194.8	12%

Provision	6.1	3.7	65%
Non-Interest Expenses	126.7	115.1	10%
Net Income	$52.9	$46.7	13%
Diluted EPS	$0.69	$0.59	17%
ROA	1.81%	1.71%	10	bps
RORE	23.68%	21.52%	216	bps

Diluted Cash EPS	$0.72	$0.61	18%
Cash ROA	1.88%	1.78%	10	bps
Cash RORE	24.53%	22.39%	214	bps

38.)         Power Profits

                Average Balance ($ millions)

	YTD
	Balance	Income*	% Profit

Commercial Lending	$1,861	$12,175	8%
Consumer Lending	2,475	24,818	15%
Leasing and Equipment Finance	911	15,309	10%
Mortgage Banking	195	5,019	3%
Total Power Assets®	$5,442	57,321	36%
Traditional Branches (138)	$5,766	53,958	34%
Supermarket Branches (231)	1,120	9,557	6%
Total Power Liabilities®	$6,886	63,515	40%
Total Power Assets & Liabilities		120,836	76%
Equity		22,241	14%
Total Power Businesses		143,077	90%
Treasury & Other		15,751	10%
Total Cash Net Income		$158,828	100%

*  Profit center cash net income ($ in 000s)

39.)         TCF vs. Top 50 Banks*

   Quarter-ended June 30, 2001

		Top 50
		Banks
	TCF	Average
ROA	1.78%	1.22%

		Top 50
		Banks
	TCF	Average
ROCE	23.22%	14.84%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 06/30/01

Source:  Thompson Financial and Keefe, Bruyette & Woods, Inc.

40.)         TCF vs. Top 50 Banks*

   Quarter-ended June 30, 2001

		Top 50
		Banks
	TCF	Average
Revenue Growth	12%	1%

Top 50
Banks
	TCF	Average
Net Charge-Offs	19bps	92bps

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 06/30/01

Source:  Thompson Financial and Keefe, Bruyette & Woods, Inc.

41.)         TCF vs. Top 50 Banks*

   June 30, 2001

		Top 50
		Banks
	TCF	Average
QTD Net Interest Margin	4.40%	3.87%

Top 50
Banks
	TCF	Average
Price/Last Twelve Months Diluted EPS	18.70x	16.58x

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 06/30/01

Source:  Thompson Financial and Keefe, Bruyette & Woods, Inc.

42.)         Cautionary Statement

                This investor presentation contains "forward-looking" statements.  Forward-looking statements deal with matters that do not relate strictly to historical facts.  TCF's future results may differ materially from historical performance and forward-looking statements about TCF's expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; reduced demand for financial services and loan and lease products; changes in accounting policies and guidelines, or monetary and fiscal policies of the federal government; changes in credit and other risks posed by TCF's loan, lease and investment portfolios; technological, computer-related or operational difficulties; adverse changes in securities markets; results of litigation or other significant uncertainties.  The investor presentation provides data as of the end of the third quarter 2001 (September 30, 2001).  From time-to-time, information may be added, but the financial information will generally be updated only quarterly, and some information may not be current.  Financial information presented is not necessarily complete, nor prepared in accordance with generally accepted accounting principles (GAAP).  Investors should consult TCF's Annual Report to Shareholders and periodic reports on Forms 10-Q, 10-K and 8-K for additional important information about the Company.

43.)

NYSE: TCB

The Leader In Convenience Banking

Glossary of Financial Terms

Cash Net Income

                Net income excluding goodwill charges (on an after-tax basis).

Cash Earnings Per Common share (Cash EPS)

                Cash Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted Cash EPS).

Cash Return on Average Assets (Cash ROA)

                Annualized Cash Net Income divided by average total assets for the period.

Cash Return on Average Realized Common Equity (Cash ROE)

                Annualized Cash Net Income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Fee Revenue Per Retail Checking Account

                Fees or charges accumulated under the normal usage of a retail checking account.

Fees and Other Revenues

                Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

                Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Profit Center Cash Net Income

                Cash Net Income for specific profit divisions as determined for management reporting purposes including all allocations and transfer-pricing conventions deemed appropriate/reasonable by management and subject to modification over time.

Return on Average Assets (ROA)

                Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

                Annualized net income divided by average common shareholders equity for the period.

Return on Average Realized Common Equity (RORE)

                Annualized net income divided by average common stockholders' equity for the period, excluding accumulated other comprehensive income (loss).

Return on Average Realized Tangible Equity (RORTE)

                Annualized net income divided by average tangible equity, excluding accumulated other comprehensive income (loss).

Tangible Equity

                Total stockholders' equity less goodwill and deposit based intangibles.

Top-Line Revenue

                Net interest income plus Fees and Other Revenues.

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto daily authorized.

Dated: November 5, 2001

TCF FINANCIAL CORPORATION

	BY	/s/ NEIL W. BROWN
Neil W. Brown

Its Executive Vice President
Chief Financial Officer and Treasurer